Sub-Item 77Q1: Exhibits

1. Articles of Amendment incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-02-000196), as filed April 30, 2002.

2. Articles Supplementary incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-02-000058), as filed February 13, 2002.

3. Articles Supplementary incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-03-000035), as filed February 3, 2003.

4. Investment Advisory Agreement between Portfolio Partners, Inc. and ING Life Insurance and Annuity Company ("ING") incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 333-32575), as filed April 30, 2002.

5. Form of Investment Advisory Agreement between ING Partners, Inc. and ING incorporated herein by reference to Post-Effective Amendment No. 10 to the
Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-03-000035), as filed February 3, 2003.

6. Form of Amendment Agreement between ING and Fred Alger Management, Inc. incorporated herein by reference to Post-Effective Amendment No. 10 to the
Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-03-000035), as filed February 3, 2003.

7. Investment Sub-advisory Agreement between Aetna Life Insurance and Annuity Company ("Aetna") and Massachusetts Financial Services Company ("MFS") incorporated herein by reference to Post- Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 333-32575), as filed April 30, 2002.

8. Amendment to Investment Sub-advisory Agreement between Aetna and MFS incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 333-32575), as filed April 30, 2002.

9. Interim Investment Sub-advisory Agreement between Aetna and Zurich Scudder Investments, Inc. incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 333-32575), as filed April 30, 2002.

10. Investment Sub-advisory Agreement between Aetna and Fred Alger Management, Inc. incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 333-32575), as filed April 30, 2002.

11. Investment Sub-advisory Agreement between Aetna and OpCap Advisors incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 333-32575), as filed April 30, 2002.

12. Investment Sub-advisory Agreement between Aetna and Brinson Advisors, Inc. incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 333-32575), as filed April 30, 2002.

13. Investment Sub-advisory Agreement between Aetna and DSI International Management, Inc. incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 333-32575), as filed April 30, 2002.

14. Investment Sub-advisory Agreement between Aetna and Goldman Sachs Asset Management incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 333-32575), as filed April 30, 2002.

15. Form of Amendment Agreement between ING and Goldman Sachs Asset Management incorporated herein by reference to Post-Effective Amendment No. 10 to the
Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-03-000035), as filed February 3, 2003.

16. Investment Sub-Advisory Agreement between ING and J.P. Morgan Asset Management (London) Limited incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 333-32575) (Accession # 0000950156-03-000035), as filed February 3, 2003.

17. Investment Sub-advisory Agreement between Aetna and Salomon Brothers Asset Management, Inc. incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 333-32575), as filed April 30, 2002.

18. Investment Sub-advisory Agreement between ING and American Century Investment Management, Inc. incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 333-32575), as filed April 30, 2002.

19. Investment Sub-advisory Agreement between ING and BAMCO, Inc. incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 333- 32575), as filed April 30, 2002.

20. Investment Sub-advisory Agreement between ING and Robert Fleming Inc. incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 333-32575), as filed April 30, 2002.

21. Investment Sub-advisory Agreement between ING and Pacific Investment Management Company, LLC incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 333-32575), as filed April 30, 2002.

22. Investment Sub-advisory Agreement between ING and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 333-32575), as filed April 30, 2002.